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                                                                   Exhibit 10.46

                       ASSIGNMENT AND ASSUMPTION OF LEASE

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made and entered into as of this 24th day of January, 2002, by and between Inteflux, Inc., an Arizona corporation ("Assignor"), and Integrated Information Systems, Inc., a Delaware corporation ("Assignee"), with respect to the following facts:

         A. Assignor is the tenant of that certain real property located in the County of Maricopa, State of Arizona, designated as Suite 310, consisting of approximately 3,514 square feet, 2600 North Central Avenue, City of Phoenix (the "Property"), which Assignor is leasing pursuant to the terms and conditions of a lease dated November 1, 2000, by and between Assignor as the tenant and SOFI - IV SIM Office Investors II Limited Partnership as the landlord of the Property (the "Lease"); and

         B. Assignee desires to assume the Lease from Assignor and desires to perform the obligations of Assignor under the terms of the Lease, all in accordance with the terms and conditions of the Lease and Assignor desires to assign all of its right, title and interest in the Lease to Assignee.

         NOW, THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, the parties hereby agree as follows:

1. Assignment.

         Assignor hereby grants, assigns, transfers and sets over, and by these presents, does hereby grant, assign, transfer and set over to Assignee the Lease and all rights of Assignor contained therein.

2. Duties.

         Assignor hereby delegates to Assignee all the duties and obligations of performance of and by the tenant under the Lease, and for and in consideration of the Lease being assigned to Assignee, Assignee hereby accepts this Assignment and agrees to assume and perform, and hereby assumes all of the duties, obligations, covenants, agreements, promises, terms, conditions and provisions contained in the Lease, to be observed, kept, performed or complied with by Assignor under the Lease from and after the effective date hereof.

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3. Hold Harmless.

         Assignor hereby covenants to Assignee to hold Assignee harmless and hereby agrees to indemnify Assignee from any claim, loss, liability, expense (including, but not limited to, reasonable attorneys' fees), demand or cause of action which may be asserted against or incurred by Assignee arising from, based upon, or related to a breach or failure, refusal or inability to perform any provision of the Lease in respect of the Assignor thereunder by Assignor which occurred prior to the effective date of this Assignment.

         Assignee hereby covenants to Assignor to hold Assignor harmless and hereby agrees to indemnify Assignor from any claim, loss, liability, expense (including, but not limited to, reasonable attorneys' fees), demand or cause of action which may be asserted against or incurred by Assignor arising from, based upon or related to a breach or failure, refusal or inability to perform any provision of the Lease in respect of the tenant thereunder by Assignee which occurs subsequent to the effective date of this Assignment.

4. Successors and Assigns.

         All of the covenants and agreements of Assignor hereinabove contained shall apply to and bind Assignor and Assignor's officers, directors, partners, executors, administrators, successors and assigns.

         All of the covenants and agreements of Assignee hereinabove contained shall apply to and bind Assignee and Assignee's officers, directors, partners, executors, administrators, successors and assigns.

5. Notices.

         All notices, demands, requests, consents, approvals or other communications (for the purposes of this section collectively called "Notices"), required or permitted to be given hereunder, or which are given with respect to this Assignment shall be in writing, and shall be given by express mail, Federal Express. DHL, or other similar form of airborne/overnight delivery service, or mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid, addressed to the appropriate party(ies) as follows:

         To Assignor:      Inteflux, Inc.
                           2600 North Central Avenue, Suite 310
                           Phoenix, Arizona 85004

         To Assignee:      Integrated Information Systems, Inc.
                           1480 South Hohokam Drive
                           Tempe, Arizona 85281

         To Landlord:      SOFI - IV SIM Office Investors, L.P.
                           C/o CB Richard Ellis
                           2415 East Camelback Road
                           Phoenix, AZ 85016
                           Attention: Asset Services

or such other address as the party(ies) shall have specified most recently by like Notice. Any Notice shall be deemed to have been given upon delivery if made by express mail, Federal Express, DHL, or any other similar form of airborne or overnight delivery service, upon actual receipt, or if not received, upon the

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third business day following the date mailed, as provided herein. Assignor,
Assignee and Landlord, and their respective counsel, hereby agree that if Notice is given hereunder by Assignor's or Assignee's counsel, such counsel may communicate directly with all principals, as required to comply with the foregoing Notice provisions.

6. Laws and Jurisdiction.

         This Assignment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Arizona applicable to agreements made and to be performed wholly within the State of Arizona.

7. Entire Agreement.

         This Assignment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto. This Assignment may not be modified, changed or supplemented, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation, other than the parties hereto.

8. Waiver.

         No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts contained herein.

9. Attorneys' Fees.

         Should either party institute any action or proceeding to enforce or interpret this Assignment, or any provision hereof, or for damages by reason of any alleged breach of this Assignment, or any provision hereof or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all other similar fees incurred in the preparation of the action or proceeding. The term "action" or "proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

10. Further Agreement.

         Assignor and Assignee each agree to do such further acts, deeds and things and execute and deliver such additional agreements and instruments as the other may reasonably require to consummate, evidence or confirm the transaction(s) and/or any other agreement(s) contemplated hereby or contained herein in the manner contemplated by this Assignment.

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11. No Relief From Liability to Landlord.

         Notwithstanding anything contained herein to the contrary, Assignor and Assignee understand that the Assignor shall not be relieved from liability with respect to the Lease as it pertains to the duties and obligations owed to Landlord under the terms and conditions of the Lease.

         IN WITNESS WHEREOF, this Assignment has been executed by Assignor and Assignee as of the day and year first written above.


Assignee:                                 Assignor:
Integrated Information Systems, Inc.,     Inteflux, Inc.
a Delaware corporation                    an Arizona corporation

By: /s/ Mark N. Rogers                     By: /s/George D. Slessman
    ------------------                         ----------------------------
Its: VP                                    Its: CEO & shareholder INTEFLUX
     -----------------                          ---------------------------
Date: 1-23-2002                            Date: 1/24/2002
      ----------------                           --------------------------


The Landlord hereby consents to this Assignment without relieving in any way the liability of the Assignor under the terms and conditions of the Lease for the performance of the covenants thereof and without waiver of the restriction concerning further assignment. The Landlord shall look to the Assignor and Assignee, jointly and severally, for performance of the Lease.

/s/ Mark Grumley
----------------
Agent for Landlord

By:    Mark Grumley
Its:   VP
Date:  2-11-2002